TRAEGER ANNOUNCES APPOINTMENT OF STEVEN RICHMAN TO ITS BOARD OF DIRECTORS
SALT LAKE CITY, Ut., October 5, 2022 (BUSINESS WIRE) -- Traeger, Inc. (“Traeger” or the “Company”) (NYSE: COOK), creator and category leader of the wood pellet grill, today announced the appointment of Steven P. Richman, Group President of Milwaukee Tool, to the Company’s Board of Directors, effective October 3, 2022. Mr. Richman will serve as a member of the Compensation Committee.
“We are thrilled to announce Steve’s appointment as a new member of our Board of Directors,” said Jeremy Andrus, Chief Executive Officer and Chairman of the Board of Traeger. “Steve brings deep operational knowledge and we believe his track record of driving strong growth at Milwaukee Tool will allow him to provide valuable insights as we continue to execute upon our strategy of disrupting the grilling category and increasing household penetration. The addition of Steve to our Board will both complement and enhance our current directors’ diverse skill sets and experience. We welcome Steve to our Board and I look forward to working with him and our other Board members as we seek to drive value for our consumers and our shareholders.”
Mr. Richman was appointed Group President of Milwaukee Tool in January 2007 and is responsible for all aspects of its business. Under Mr. Richman’s leadership, Milwaukee Tool has achieved annual topline growth of 20% and has increased its US workforce by seven-fold over the last decade. He has over 25 years of experience in the management of industrial, electrical, plumbing, and retail distribution channels. He has held key management positions with Black and Decker, served as President of SKIL and Bosch Power Tools, and as President and CEO of Werner Co. Mr. Richman contributes an extensive knowledge of manufacturing, product development, sales, and marketing. Mr. Richman holds a Bachelor’s degree from UCLA.
About Traeger
Traeger Grills, headquartered in Salt Lake City, is the creator and category leader of the wood pellet grill, an outdoor cooking system that ignites all-natural hardwoods to grill, smoke, bake, roast, braise, and barbecue. Our grills are versatile and easy to use, empowering cooks of all skill sets to create delicious meals with a wood-fired flavor that cannot be replicated with gas, charcoal, or electric grills. Grills are at the core of Traeger’s platform and are complemented by Traeger wood pellets, rubs, sauces, and accessories.
Investors:
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Traeger, Inc.
investor@traeger.com
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Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding Steve Richman’s role on the Board. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, our history of operating losses, our ability to manage our future growth effectively, our ability to expand into additional markets, our ability to maintain and strengthen our brand to generate and maintain ongoing demand for our products, our ability to cost-effectively attract new customers and retain our existing customers, our failure to maintain product quality and product performance at an acceptable cost, the impact of product liability and warranty claims and product recalls, the highly competitive market in which we operate, the use of social media and community ambassadors, a decline in sales of our grills, our dependence on three major retailers, the impact of the COVID-19 pandemic on certain aspects of our business, risks associated with our international operations, our reliance on a limited number of third-party manufacturers and problems with (or loss of) our suppliers or an inability to obtain raw materials, and the ability of our stockholders to influence corporate matters and the other important factors discussed under the caption "Risk Factors" in our periodic and current reports filed with the Securities and Exchange Commission from time to time, including our Annual Report on Form 10-K for the year ended December 31, 2021, as updated by Part II, Item 1A "Risk Factors" in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022. Any such forward-looking statements represent management's estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.